Exhibit 24

Power of Attorney



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                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints J. Philip Hester, Sr. and Robert
W. Coile, and each of them acting individually, as his attorney-in-fact, each with full power of substitution, for him in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorney to any and all amendments to said Registration Statement.


/s/ J. Philip Hester, Sr.
-------------------------------------------------
J. Philip Hester, Sr., Chief Executive Officer,
President, Director (principal executive officer)
January __, 2002


/s/ Ralph Millard Bowen
---------------------------------------
Ralph Millard Bowen, Director
January __, 2002


/s/ Marcus C. Byrd, Jr.
---------------------------------------
Marcus C. Byrd, Jr., Director
January __, 2002


/s/ Glennon C. Grogan
----------------------------------------
Glennon C. Grogan, Director
January __, 2002


/s/ James H. Grogan
----------------------------------------
James H. Grogan, Secretary and Director
January __, 2002


/s/ Robert W. Coile
----------------------------------------
Robert W. Coile, Chief Financial Officer
(principal accounting officer)
January __, 2002


Andrew M. Head, Director
January __, 2002


/s/ Bruce T. Howard
-----------------------------------------
Bruce T. Howard, Director
January __, 2002


/s/ David E. Johnson
-----------------------------------------
David E. Johnson, Director
January __, 2002


/s/ William A. McRae
-----------------------------------------
William A. McRae, Director
January __, 2002


/s/ Kim Mills
-----------------------------------------
Kim Mills, Director
January __, 2002


/s/ James W. Walden
-----------------------------------------
James W. Walden, Director
January __, 2002


/s/ Russell M. Wallace
-----------------------------------------
Russell M. Wallace, Chairman of the Board
January __, 2002